UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 28, 2008
(Date of earliest event reported)
______________

DRI Corporation
(Exact name of registrant as specified in its charter)
______________

North Carolina	000-28539	56-1362926
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5949 Sherry Lane Suite 1050, Dallas, Texas	75225
(Address of Principal Executive Offices)	(Zip Code)

214-378-8992
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

On February 28, 2008, DRI Corporation announced that its Digital Recorders, Inc. subsidiary, based in Durham, N.C., has received several orders for intelligent transportation systems totaling approximately $870,000 from leading U.S. and Canadian original equipment manufacturers; the Company expects to ship the products in the second and third quarters of fiscal year 2008.

A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01     Financial Statements and Exhibits.

(a)  Exhibits.

         99.1       Press release dated February 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRI CORPORATION
(Registrant)

Date:	February 28, 2008	By:	/s/STEPHEN P. SLAY
			Name:	Stephen P. Slay
			Title:	Vice President, Chief Financial Officer, Secretary, and Treasurer

INDEX TO EXHIBITS

EXHIBIT

NUMBER    DESCRIPTION

         99.1       Press release dated February 28, 2008.